           FIRST AMENDMENT AND EXTENSION OF FIRST AMENDED AND RESTATED

                          LIMITED FORBEARANCE AGREEMENT

         THIS FIRST AMENDMENT AND EXTENSION OF FIRST AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT (this "First Amendment") is dated as of April 11, 2002, among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Parent, each of their Subsidiaries (the Borrower, the Parent and their Subsidiaries, each a "Loan Party" and collectively, the "Loan Parties") the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this First Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS:

         A. The Borrower, the Administrative Agent, and the several Lenders parties thereto entered into that certain Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement").

         B. The Borrower advised the Lenders in connection with that certain First Amended and Restated Limited Forbearance Agreement dated as of March 8, 2002, (the "Forbearance Agreement") that the Defaults and Events of Default set forth on the attached Schedule I (the "Existing Defaults") occurred as evidenced by the Borrower's delivery of a Compliance Certificate on November 14, 2001 and on February 14, 2002, among other things.

         C. The Borrower has advised the Lenders that the Existing Defaults continue to exist. The Borrower has advised the Administrative Agent that there are no other Defaults or Events of Default except those set forth on Schedule I hereto.

         D. The Borrower has requested that the Lenders agree to amend and extend the Forbearance Agreement and to forbear from exercising certain rights available to them as a result of the Existing Defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, subject to compliance with the Forbearance Agreement as amended hereby, and in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Forbearance Agreement.

         SECTION 2. AMENDMENT AND RESTATEMENT OF SECTION 2 OF THE FORBEARANCE AGREEMENT. Section 2 of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

         SECTION 2. LIMITED FORBEARANCE. The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them as a result of the Existing Defaults during the period from the date hereof to and including May 10, 2002. The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them as a result of the Existing Defaults, including the right to demand default interest under Section 2.08 of the Credit Agreement, commencing on the earliest date each of the conditions precedent set forth in
Section 10 hereof seen satisfied to, and (so long as none of the events specified in subsections 2(i) through 2(v) below has occurred) through, the Termination Date (as defined below), subject to the terms Agreement and subject to the occurrence of no further Default or Event of Default either pursuant to the Sections of the Credit Agreement subject to the Existing Defaults or otherwise. the earlier of (i) the occurrence of any Default or Event of Default, other than the Existing Defaults, (ii) the filing of, or exercise by, or the taking of any other action by Borrower, the or any of their Subsidiaries or by any third party of any right or remedy under any Debtor Law with respect to the Borrower, the Parent or any of their Subsidiaries, (iii) the payment by the Borrower of any Distribution to the Parent or their Subsidiaries, or any Restricted Payment in connection with the Subordinated Notes, the Subordinated Notes Documentation, the Parent Senior Notes or the Parent Senior Note Documentation prohibited by Section 7 hereof, failure of Borrower to initiate a wire transfer of immediately available funds to reimburse Administrative Agent within two business hours of a request by Administrative Agent for payment in connection with a drawn Letter of Credit, (v) April 19, 2002, unless that certain commitment letter that was delivered to the Administrative Agent and distributed to the Lenders prior to the date hereof, from two lenders to two proposed investors regarding a proposed loan to the Borrower, dated January 25, 2002 and currently expiring on April 15, 2002, has been expended by the same two lenders, on the same terms and to the same proposed investors as previously distributed to the Lenders, through or after May 10, 2002 (or extended through or after May 10, 2002 on other terms acceptable to the requisite Lenders under the Credit Agreement), or (vi) May 10, 2002 (the "Termination Date"), the Administrative Agent's and the Lenders' agreement herein to forbear from exercising the rights and remedies available to them result of the Existing Defaults shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan Paper, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower and the Lenders hereby acknowledge Borrower's noncompliance with the Credit Agreement as a result of the Existing Defaults and acknowledge that this Agreement constitutes notice thereof and waive any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default or Event of Default including without limitation, the Existing Defaults. The Borrower hereby acknowledges that the Lenders have no obligation to make Revolver Advances, Swingline Advances or issue Letters of Credit or otherwise advance any funds to the Borrower as a result of Borrower's termination of (i) the Commitment, (ii) the Swingline Commitment and (iii) the Letter of Credit Commitment, each on December 12, 2001. Notwithstanding any provision in the Credit Agreement or any other Loan Paper to the contrary, hereto expressly acknowledge and agree that, any draw under any Letter of Credit during the term of this Agreement shall immediately and automatically result in an obligation for the Borrower to reimburse the Administrative Agent for any such draw (which reimbursement obligation may not be paid by the Borrower with the proceeds of a Revolver Advance). Failure of the Borrower to initiate a wire transfer to reimburse the Administrative Agent in immediately available funds for any such draw within 2 business hours after receipt of notice of such draw shall constitute an Event of Default hereunder and under the Credit Agreement (such reimbursement then to be effected by payment in full from the Cash Collateral Account or by wire transfer of immediately available funds, or any combination of the foregoing). The parties hereto expressly acknowledge and agree that the agreement of the Borrower in the preceding three sentences does not affect or abrogate any of the obligations of the Lenders to the Administrative Agent to participate in any such draws under the Letter of Credit in accordance with the terms of the Credit Agreement. The parties hereto further expressly acknowledge and agree that the agreements of the Administrative Agent and the Lenders HEREIN SHALL NOT IN ANY manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower and other Persons guaranteeing the Obligations or providing collateral security therefor. Notwithstanding the forbearance contained in this Agreement, the issuance of a payment blockage notice by the Administrative Agent or any of the other Lenders to the Borrower and/or to the Trustee under the Subordinated Notes Indenture (as provided for in Section 5.5 of the Subordinated Notes Indenture) shall not be deemed to be an exercise of any right or remedy under the Credit Agreement or any of the other the Loan Papers, or the exercise of any right or remedy otherwise available at law or in equity, and shall not be prohibited by any provision of this Agreement.

         SECTION 3. CONDITIONS PRECEDENT. The parties hereto agree that no provision of this First Amendment shall be effective until (a) the Administrative Agent shall have received a copy of this First Amendment executed and delivered by each of the Loan Parties made signatory hereto and by each Lender required by the Credit Agreement for the effectiveness of such provision hereof, (b) the Administrative Agent shall have received all accrued and unpaid interest up to the Effective Date of this First Amendment in connection with
Section 3(a) of the Forbearance Agreement and (c) all fees and expenses in connection with the Loan Papers, including this First Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this First Amendment by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C., local counsel and Deloitte Consulting, shall have been paid.

         SECTION 4. OTHER AGREEMENTS.

         Except as specifically modified by this First Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this First Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this First Amendment shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         SECTION 5. PARTIES TO THIS FIRST AMENDMENT. For purposes of the benefit of all of the Collateral securing the Obligations, the Canada Lender and each Bank Affiliate which is a party to any Interest Rate Protection Agreement are hereby deemed to be lender parties to the Credit Agreement and this First Amendment.

         Section 6.        RELEASE.

         (a) Borrower, the Parent, and each of their Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates, Bank Affiliates and Subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this First Amendment and which were in any manner related to any of the Loan Papers or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

         (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this First Amendment and were in any manner related to any of the Loan Papers.

         (c) The agreements of each Borrower Party set forth in this Section 6 shall survive termination of this First Amendment and the other Loan Papers.

         Section 7.        MISCELLANEOUS.

         (a) RATIFICATION AND CONFIRMATION OF LOAN PAPERS. Except as specifically modified by this First Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this First Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this First Amendment shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (b) AFFIRMATION OF GUARANTEES. Notwithstanding that such consent is not required thereunder, the Parent, the Borrower and the Subsidiaries of the Parent and the Borrower hereby consent to the execution and delivery of this First Amendment by the parties hereto and reaffirm their respective obligations under each of their respective Guaranties.

         (c) LIENS. The Parent, the Borrower and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including but not limited to those under the Loan Papers are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, and this First Amendment shall not affect the priority of such Liens. Nothing in this First Amendment shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranties, or the other Loan Papers or be construed as a novation in any respect.

         (d) HEADINGS. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (f) COUNTERPARTS, BINDING EFFECT AND EFFECTIVE DATE. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment constitutes the legal, valid and binding obligations of each signatory hereto and such obligations shall survive the assignment of such obligations and be binding on each assignee with respect to such signatory's obligations hereunder. The Effective Date shall occur when the conditions precedent set forth in Section 3 of this First Amendment have been satisfied in full with respect to any provision of this First Amendment (the "Effective Date").

         (g) FINAL AGREEMENT. THIS FIRST AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

         THE BORROWER:

                                 PINNACLE TOWERS INC.

                                     /s/ William T. Freeman
                                    --------------------------------------------
                                 By:  William T. Freeman
                                 Its: Chief Financial Officer and Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

/s/ William E. Livingstone, II
--------------------------------------------

By:
   -----------------------------------------

Its:
    ----------------------------------------

Bank of America Canada has executed this First
Amendment below for the sole purpose of
Section 5 of this First Amendment:

BANK OF AMERICA CANADA, a Canadian
chartered bank


/s/ William E. Livingstone, II
--------------------------------------------

By:
   -----------------------------------------

Its:
    ----------------------------------------

                                 LENDERS:

                                 BANK OF AMERICA, N.A., individually as a
                                 Lender


                                 /s/ William E. Livingstone, II
                                 ---------------------------------------
                                 By:
                                    ------------------------------------

                                 Its:
                                     -----------------------------------

                                                      DRAFT #2 -- APRIL 12, 2002


                   FLEET NATIONAL BANK (f/k/a
                   BANKBOSTON, N.A.)


                   /s/ Corinne M. Barrett
                   ---------------------------
                   By:  Corinne M. Barrett
                      ------------------------
                   Its: Sr. V.P.
                      ------------------------

                   KEY CORPORATE CAPITAL INC.


                   /s/ Michael V. Lugli
                   ---------------------------
                   By:  Michael V. Lugli
                      ------------------------
                   Its: S.V.P.
                      ------------------------

                  COBANK, ACB

                   /s/ Robert E. Salmon
                  ------------------------------------------

                  By: Robert E. Salmon
                     ---------------------------------------

                  Its:  Senior Vice Pres.
                      --------------------------------------

                  CREDIT LYONNAIS NEW YORK BRANCH

                   /s/ Anne G. Shean
                  ------------------------------------------

                  By: Anne G. Shean
                     ---------------------------------------

                  Its:  Vice President
                      --------------------------------------

                                                     DRAFT #2 -- APRIL 12, 2002

                   THE BANK OF NOVA SCOTIA



                   /s/ Vincent Fitzgerald
                   ------------------------------
                   By: Vincent Fitzgerald
                      ---------------------------
                   Its: Authorized Signatory
                       --------------------------

                   DRESDNER BANK AG NEW YORK & GRAND
                   CAYMAN BRANCHES



                   /s/ Jane A.
                   -------------------------------------
                   By: JANE A.
                      ----------------------------------
                   Its: Director
                       ---------------------------------



                   /s/ Brian
                   -------------------------------------
                   By: BRIAN
                      ----------------------------------
                   Its: Vice President
                       ---------------------------------

                   U.S. BANK NATIONAL ASSOCIATION (F/K/A
                   FIRSTAR BANK, N.A. F/K/A MERCANTILE
                   BANK NATIONAL ASSOCIATION)



                   /s/ Timothy N. Scheer
                   -----------------------------------------
                   By: Timothy N. Scheer
                      --------------------------------------
                   Its: Vice President
                       -------------------------------------

                  IBM CREDIT CORPORATION

                  /s/ Steven A. Flanagen
                  ------------------------------------------

                  By: Steven A. Flanagen
                     ---------------------------------------

                  Its:  Manager Special Handling
                      --------------------------------------

                    THE CIT GROUP/EQUIPMENT FINANCING, INC.

                               SR
                    ----------------------------------------
                    By:   Steve Reedy
                       -------------------------------------
                    Its:  Vice President
                        ------------------------------------

                   ALLFIRST BANK


                   /s/ Leon W. Wyrne
                   -------------------
                   By:  Leon W. Wyrne
                       ---------------
                   Its: Vice President
                       ---------------

                   PPM SPYGLASS FUNDING TRUST


                   /s/ Diana L. Mushill
                   ---------------------
                   By:  DIANA L. MUSHILL
                       -----------------
                   Its: AUTHORIZED AGENT
                       -----------------

                    MORGAN STANLEY           PRIME INCOME TRUST


                     /s/   Sheila A. Finnerty
                    --------------------------------------------
                    By:    Sheila A. Finnerty
                       -----------------------------------------
                    Its:   Executive Director
                        ----------------------------------------

                    ENDURANCE CLO I, LTD

                    C/o ING Capital Advisors LLC, as Portfolio Manager


                           Gordon R. Cook
                    ---------------------------------------------------
                    By:    GORDON COOK
                       ------------------------------------------------
                    Its:   SENIOR VICE PRESIDENT & PORTFOLIO MANAGER
                        -----------------------------------------------

                   SEQUILS-ING I (HBDGM), LTD.

                   By: ING Capital Advisors LLC,
                       Collateral Manager and Authorized signatory

                       /s/ Gordon R. Cook
                       ----------------------------

                   By: Gordon Cook
                       ----------------------------

                   Its: Senior Vice President
                        & Portfolio Manager
                       ----------------------------

                   TORONTO DOMINION (NEW YORK), INC.


                       /s/ Gwen Zirkle
                       ----------------------------

                   By: Gwen Zirkle
                       ----------------------------

                   Its: Vice President
                       ----------------------------

                   ARCHIMEDES FUNDING III, Ltd.

                   By: ING Capital Advisors, LLC,
                       as Collateral Manager


                   /s/ Gordon R. Cook
                   ---------------------------
                   By:  Gordon Cook
                      ------------------------
                   Its: Senior Vice President
                      ------------------------
                        & Portfolio Manager
                      ------------------------

                   SALOMON BROTHERS HOLDING COMPANY INC.


                   /s/ Shawn Bernet
                   -----------------------------
                   By:  Shawn Bernet
                      --------------------------
                   Its: Assistant Vice President
                      --------------------------

                   Accepted and Agreed as
                   of April 11, 2002:


                   PINNACLE HOLDINGS INC.


                   /s/ William T. Freeman
                   ---------------------------
                   By:  William T. Freeman
                   Its: Chief Financial Officer and Vice President


                   COVERAGE PLUS ANTENNA SYSTEMS, INC.


                   /s/ William T. Freeman
                   ---------------------------
                   By:  William T. Freeman
                   Its: Chief Financial Officer and Vice President


                   TOWER SYSTEMS, INC.


                   /s/ William T. Freeman
                   ---------------------------
                   By:  William T. Freeman
                   Its: Chief Financial Officer and Vice President


                   RADIO STATION WGLD, INC.


                   /s/ William T. Freeman
                   ---------------------------
                   By:  William T. Freeman
                   Its: Chief Financial Officer and Vice President

                  ICB TOWERS, LLC

                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------


                  AIRCOMM OF AVON, LLC

                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------


                  HIGH POINT MANAGEMENT CO., INC.

                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------


                  TOWER TECHNOLOGY CORPORATION OF
                  JACKSONVILLE, INC.

                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------

                   INTERSTATE TOWER COMMUNICATIONS, INC.

                       /s/ William T. Freeman
                       -------------------------------------------

                   By: William T. Freeman
                       -------------------------------------------

                   Its: Chief Financial Officer and Vice President
                       -------------------------------------------



                   BROADCAST TOWERS, INC.

                       /s/ William T. Freeman
                       -------------------------------------------

                   By: William T. Freeman
                       -------------------------------------------

                   Its: Chief Financial Officer and Vice President
                       -------------------------------------------



                   PINNACLE TOWERS III INC.

                       /s/ William T. Freeman
                       -------------------------------------------

                   By: William T. Freeman
                       -------------------------------------------

                   Its: Chief Financial Officer and Vice President
                       -------------------------------------------



                   SHAFFER & ASSOCIATES, INC.

                       /s/ William T. Freeman
                       -------------------------------------------

                   By: William T. Freeman
                       -------------------------------------------

                   Its: Chief Financial Officer and Vice President
                       -------------------------------------------

                   PINNACLE ST. LOUIS LLC.

                   By: Pinnacle Towers Inc., sole member



                       /s/ William T. Freeman
                       -------------------------------------------

                   By: William T. Freeman
                       -------------------------------------------

                   Its: Chief Financial Officer and Vice President
                       -------------------------------------------




                   SIERRA TOWERS, INC.



                       /s/ William T. Freeman
                       -------------------------------------------

                   By: William T. Freeman
                       -------------------------------------------

                   Its: Chief Financial Officer and Vice President
                       -------------------------------------------




                   QTI, INC.



                       /s/ William T. Freeman
                       -------------------------------------------

                   By: William T. Freeman
                       -------------------------------------------

                   Its: Chief Financial Officer and Vice President
                       -------------------------------------------

                   INTRACOASTAL CITY TOWERS, INC.



                   /s/ William T. Freeman
                   -------------------------------------------------
                   By:  William T. Freeman
                   Its: Chief Financial Officer and Vice President


                   PINNACLE TOWERS IV INC.



                   /s/ William T. Freeman
                   -------------------------------------------------
                   By:  William T. Freeman
                   Its: Chief Financial Officer and Vice President


                   PINNACLE TOWERS V INC.



                   /s/ William T. Freeman
                   -------------------------------------------------
                   By:  William T. Freeman
                   Its: Chief Financial Officer and Vice President

                  PINNACLE SAN ANTONIO L.L.C.

                  By: Pinnacle Towers Inc., sole member



                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------


                  COASTAL ANTENNAS, INC.



                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------


                  PINNACLE TOWERS LTD.



                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------


                  PINNACLE TOWERS CANADA INC.



                   /s/ William T. Freeman
                  -----------------------------------------------

                  By:  William T. Freeman
                     --------------------------------------------

                  Its: Chief Financial Officer and Vice President
                      -------------------------------------------

                       /s/ J. Clarke Smith
                       -------------------------

                   By: J. Clarke Smith
                       -------------------------

                       April 15, 2002

                                   SCHEDULE I
                               EXISTING DEFAULTS

1. Noncompliance as of September 30, 2001 with the financial covenants set forth in Section 8.01 of the Credit Agreement as follows:
         a)   Leverage Ratio, section 8.01(a);
         b)   Consolidated Interest Coverage Ratio,
              section 8.01(c); and
         c)   Consolidated Pro Form Debt Service Coverage
              Ratio, section 8.01(d).
2. Noncompliance with the requirement to deliver third quarter consolidating financial statements on November 15, 2001 as required by Section 7.01 of the Credit Agreement.
3. Noncompliances as of December 31, 2001 with the financial covenants set forth in Section 8.01 of the Credit Agreement as follows:
         a)   Leverage Ratio, section 8.01(a);
         b)   Consolidated Leverage Ratio, section 8.01(b);
         c)   Consolidated Interest Coverage Ratio, section 8.01(c);
         d) Consolidated Pro Forma Debt Service Coverage Ratio, section 8.01(d); and
         e)   Consolidated Fixed Charge Coverage Ratio, Section 8.01(e).
4. Noncompliance with the requirement to deliver fourth quarter consolidating financial statements by February 14, 2001 as required by Section 7.01 of the Credit Agreement.
5. Noncompliance with certain collateral covenants set forth in Section 2.16 of the Credit Agreement, including the following:
         a) mortgages/deeds of trust for approximately 59 out of a total of 925 fee owned sites
         b) leasehold mortgages for 7 leasehold sites (out of top 20 leaseholds)
6. Pinnacle Holdings Inc. did not pay the interest due March 15, 2002 on its 5-1/2% Convertible Subordinated Notes Due 2007.

                             SELLER DEBT REPAYMENTS
                                 RECONCILIATION

The following Schedule IV to the Amended and Restated Limited Forbearance Agreement has been revised to show additional payments being made in connection with the Seller Notes listed below. The highlighted items are those added to the Schedule after review of the due diligence materials. We confirmed with Derek Sachs that Pinnacle has only been listing the principal payments being made on the Seller Notes (not the interest payments). However, for ease of review, we have added in the monthly interest paid.

     Pinnacle Towers Inc. Seller
     Promissory Notes Payable

----------------------------------------------------------------------------------------------------------------------

                                    Apr-02                  April-02               May-02                   May-02
                                    ------                  --------               ------                   ------
                                   Proforma             Interest Payment      Proforma Principal       Interest Payment
                               Principal Payment                                   Payment
 1 Rock & Withers                         916.64                  138.38                 924.28                  125.72
 2 Maurer                               1,923.09               16,119.93               1,942.32               16,100.68
 4 Lennon                                 639.29                7,905.82                 646.32                7,898.80
 6 HV Towers                            6,510.91                4,113.01               6,585.16                4,058.76
 7 Rose Tower Company                                           8,333.33                                       8,333.33
 8 John D. O'Brien II                                           2,583.33                                       2,583.33
 9 Lester L. Bolhern, Jr.                                       2,583.33                                       2,583.33
10 Walter W. Gallinghouse                                       2,186.67                                       2,166.67
11 Herbert R. Davis                                             2,186.67                                       2,166.67
12 Hardin                               4,015.99                2,591.55               4,049.45                2,558.09
14 Stark Communications               125,000.00
15 Casey Enterprises                  150,000.00
16 Raymond Littlejohn                                          10,983.38                                      10,983.38
17 Sam U. and Virginia Hardie                                   3,760.00
21 Gator SMR                                                    7,500.00                                       7,500.00
22 Howard R. Jones                                              5,000.00                                       5,000.00
23 Billy Webb, Margaret Webb,                                  10,833.33                                      10,833.33
   Gary Lee Webb
24 Walter W. Gallinghouse                                       1,405.21                                       1,405.21
27 Joan M. Lovingood                                            1,250.00                                       1,250.00
28 Frank Hicks (Atlanta/Hicks)          6,659.07                  863.80               6,717.34                  805.53
30 Azzarelli Development                5,534.25                  733.63               5,580.37                  687.51
   Corporation (Tampa Azzarelli)
31 Grisson                                                      1,400.00                                       1,400.00
33 Woodfin-Girsch                      24,339.20                3,687.80              24,542.02                3,484.98
34 Johnny & Jacklon Howard                219.81                  127.15                 221.65                  125.31
   (Marianna Land)
35 Two-Way Communication                                        2,582.07                                       2,582.07
37 J & D Trunking-Greenville            6,003.85                1,262.64               6,053.88                1,212,61
   Rushing Deal
38 Henry & Jacquelyn Flowers           13,057.52                2,877.78              13,166.33                2,768.95
39 Steven L. Littlejohn                                         4,687.50                                       4,687.50
40 Hohn H. Abrams and Helen             2,210.89                1,109.35               2,229.31                1,090.92
----------------------------------------------------------------------------------------------------------------------------

-------------------
* According to the previous version of Schedule IV attached to the Amended and Restated Limited Forbearance Agreement, this $150,000.00 payment was being made in April.


   Dale Abrams
41 H. Stanley Hines                               66.09          1733.91            66.58          1733.42
41 H. Stanley Hines, as Trustee                3,925.40          2846.69         3,954.84          2817.25
41 H. Stanley Hines                            6,412.40          4850.26         6,460.50          4602.16
45 James Travia Mixon                                             283.33                            283.33
46 Donald N. Woodward                         16,702.40          4544.64        16,841.58          4405.46
49 Elray Family Limited Partnership                            12,500.00                          12500.00
50 Y Junction Partnership                                         500.00                            500.00
52 Carter and Communications &
   Tower Services, Inc.                                           166.67                            166.67
53 Trio Communication                                            7083.33                           7083.33
55 Marguerite ATCHER                             326.54           273.46           329.26           270.74
58 S&R Communications                          2,508.50          1196.67         2,529.41          1175.76
   Partnership (Flint MI Rice Acq)
59 Cyril E. Vetter                           107,954.47         37587.79       108,854.10        36,688.18
60 Shaw Family Partnership                                       5000.00
64 Tower Investments Inc                       2,239.38          1933.51         2,258.04          1914.85
   (KS Motorola Deal)
65 Stanley C. & Diana M. Norman                1,828.14          2363.86         1,843.37          2348.63
66 Kenneth Heid                                                  1524.03                           1524.03
68 Ver??                                                         2333.33                           2333.33
69 Dorothy Ferguson Combee                       158.86           144.82           160.18           143.30
71 Joan Lovingood                                                1225.00                           1225.00
                                              ----------       ----------       ----------      ----------
                                              339,152.69       196,639.71       215,936.29      186,106.10
                                              489,162.69